CASH AND CASH EQUIVALENTS	12 Months Ended
Jun. 30, 2026
Cash and cash equivalents [abstract]
CASH AND CASH EQUIVALENTS	CASH AND CASH EQUIVALENTS

ACCOUNTING POLICIES
Cash and cash equivalents are short term, highly liquid investments that are readily convertible to cash without significant risk of changes in value and comprise cash at the bank, access deposits, income funds and highly liquid investments which are readily convertible to known amounts of cash.
Cash and cash equivalents are non-derivative financial assets categorised as financial assets measured at amortised cost.
Cash and cash equivalents are initially measured at fair value. Subsequent to initial recognition, cash and cash equivalents are measured at amortised cost, which is equivalent to their fair value.

Amounts in R million	Note	2026	2025

Cash at the bank		74.6	64.9
Access deposits and income funds[1]		2,681.3	1,228.1
Restricted cash[2]		14.1	13.2
		2,770.0	1,306.2

Interest earned on cash and cash equivalents	6	136.5	68.3
[1]These consist of access deposit notes and conservatively managed income funds that are diversified across the major financial institutions in South Africa.
At reporting date all of these instruments had same day or next day liquidity and effective annualised yields of between 7.6% and 8.3%
(2025: between 8.0% and 9.4%).
[2]This consists of cash held on call as collateral for guarantees issued by the Standard Bank of South Africa Limited on behalf of the Group for environmental rehabilitation amounting to R7.8 million (2025: R5.2 million) and various utilities amounting to R5.1 million (2025: R5.1 million).
Guarantees
As part of the ordinary operations of the Group, the Group has issued guarantees by third party financial institutions to Eskom
Holdings SOC Limited of R183.1 million (2025: R115.1 million) and R117.2 million (2025: R117.2 million) to Ekurhuleni
Metropolitan Municipality. For guarantees relating to rehabilitation see note 11.
12CASH AND CASH EQUIVALENTS continued
CREDIT RISK
The Group is exposed to credit risk on the total carrying value of its cash and cash equivalents. The Group manages its exposure to credit risk by investing cash and cash equivalents across several major financial institutions, considering the credit ratings of the respective financial institutions, funds and underlying instruments.
Impairment on cash and cash equivalents, if any, are measured on a 12-month expected loss basis and reflects the short maturities of the exposures. The Group considers that its cash and cash equivalents have low credit risk based on the external credit ratings of the counterparties which are rated between AA- and AA+.
Included in cash and cash equivalents are investments in income funds comprising highly liquid, low-risk instruments. As the funds are readily redeemable, carry insignificant credit and market risk, and are subject to an insignificant risk of changes in value, they are classified as cash and cash equivalents.
MARKET RISK
Interest rate risk
A change of 100 basis points (bp) in the interest rates would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis is performed on the average balance of cash and cash equivalents for the year and assumes that all other variables remain constant. The analysis excludes income tax.

Amounts in R million	2026	2025

100bp increase	20.4	9.1
100bp (decrease)	(20.4)	(9.1)
FAIR VALUE OF FINANCIAL INSTRUMENTS
The fair value of cash and cash equivalents approximates their carrying value due to their short term maturities.